SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549
                          -------------------

                               FORM 8-K

                            CURRENT REPORT

                PURSUANT TO SECTION 13 or 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

           Date of Report (Date of earliest event reported):
                            March 13, 1998


                          DEPARTMENT 56, INC.
            -----------------------------------------------
        (Exact name of registrant as specified in its charter)


                               Delaware
                   --------------------------------
            (State or other jurisdiction of incorporation)


       1-11908                                       13-3684956
---------------------                    ---------------------------------
Commission File Number                   (IRS Employer Identification No.)


 One Village Place 6436 City West Parkway Eden Prairie, MN 55344
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          (Address of principal executive offices)      (Zip Code)

                            (612) 944-5600
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         (Registrant's telephone number, including area code)



Item 5.        Other Events.

               On March 13, 1998, the Board of Directors of Department 56, Inc., a Delaware corporation (the "Company") approved an amendment (the "Amendment") to the Rights Agreement, dated as of April 23, 1997 (as the same may be amended, supplemented or otherwise modified from time to time, the "Rights Agreement"), between the Company and ChaseMellon Shareholder Services, L.L.C., a New Jersey limited liability company, which amendment became effective as of March 13, 1998.

               Under the Amendment, the definition of an "Acquiring Person" has been modified to decrease from 20% to 18.5% the threshold of beneficial ownership of the Company's common stock at which a person is deemed to be an Acquiring Person.

               The Amendment is attached hereto as Exhibit 99.1, which is incorporated by reference herein in its entirety. The foregoing description does not purport to be complete and is qualified in its entirety by reference to that Exhibit 99.1.

Item 7.        Financial Statements and Exhibits.

               99.1. First Amendment dated as of March 13, 1998 to the Rights Agreement, dated as of April 23, 1997, between Department 56, Inc. and ChaseMellon Shareholder Services, L.L.C.


                                 SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DEPARTMENT 56, INC.


                                        By:    /s/  David H. Weiser
                                               ---------------------------
                                        Name:      David H. Weiser
                                        Title:     Senior Vice President

Dated:  March 16 , 1998


                               EXHIBIT INDEX
                               -------------

Exhibit                     Description                                    Page
-------                     -----------                                    ----
99.1.     First Amendment dated as of March 13, 1998 to the Rights           5
          Agreement, dated as of April 23, 1997, between Department
          56, Inc. and ChaseMellon Shareholder Services, L.L.C..